UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

DIGITAL MUSIC GROUP, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2151 River Plaza Drive, Suite 200, Sacramento, California	95833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (916) 239-6010

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 11, 2006, Digital Music Group, Inc. (the “Registrant”) filed a Current Report on Form 8-K dated September 8, 2006 (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, that the Registrant completed its acquisitions of Digital Rights Agency, LLC. The information set forth in Items 1.01, 2.01, 3.02, and 5.03 of the Initial Form 8-K is incorporated herein by reference. The sole purpose of this Amendment No. 1 to the Initial Form 8-K is to provide the audited financial statements and the unaudited pro forma financial information regarding DRA required by Items 9.01(a) and 9.01(b), respectively, which were not included in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item with respect to the acquisition of Digital Rights Agency, LLC described in Item 2.01 of the Initial Form 8-K are filed hereto as exhibit 99.1

(b)	Pro forma financial information.

The Unaudited Pro Forma Combined Condensed Balance Sheet of the Registrant and Digital Rights Agency, LLC as of June 30, 2006 and Unaudited Pro Forma Combined Condensed Statement of Operations of the Registrant, Digital Musicworks International, Inc. (“DMI”), Rio Bravo Entertainment LLC Carve Out Segment (“Rio Bravo”) and Digital Rights Agency, LLC for the year ended December 31, 2005 and the six months ended June 30, 2006 are filed hereto as Exhibit 99.2.

(d)	Exhibits.

99.1	Digital Rights Agency, LLC audit report by Perry-Smith LLP, Independent Auditors for Balance Sheets as of December 31, 2004 and 2005 (Audited) and June 30, 2006 (Unaudited), Statements of Operations and Comprehensive (Loss) Income for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30, 2005 and 2006 (Unaudited), Statements of Members’ Deficit for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30, 2006 (Unaudited), Statement of Cash Flows for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30, 2005 and 2006 (Unaudited) and Notes to the Financial Statements.

99.2	Unaudited Pro Forma Combined Condensed Balance Sheet of the Registrant and Digital Rights Agency, LLC as of June 30, 2006 and Unaudited Pro Forma Combined Condensed Statement of Operations of the Registrant, DMI, Rio Bravo and Digital Rights Agency, LLC for the year ended December 31, 2005 and the six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL MUSIC GROUP, INC.

Date: October 25, 2006	By:	/s/ Karen B. Davis
	Name:	Karen B. Davis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Digital Rights Agency, LLC audit report by Perry-Smith LLP, Independent Auditors for Balance Sheets as of December 31, 2004 and 2005 (Audited) and June 30, 2006 (Unaudited), Statements of Income for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30, 2005 and 2006 (Unaudited), Statements of Members’ Deficit for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30, 2006 (Unaudited), Statement of Cash Flows for the years ended December 31, 2004 and 2005 (Audited) and the six months ended June 30 2005 and 2006 (Unaudited) and Notes to the Financial Statements.

99.2	Unaudited Pro Forma Combined Condensed Balance Sheet of the Registrant and Digital Rights Agency, LLC as of June 30, 2006 and Unaudited Pro Forma Combined Condensed Statement of Operations of the Registrant, DMI, Rio Bravo Entertainment LLC Carve Out Segment and Digital Rights Agency, LLC for the year ended December 31, 2005 and the six months ended June 30, 2006.